UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2011
PINNACLE ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13641	95-3667491

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8918 Spanish Ridge Avenue, Las Vegas, Nevada	89148

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (702) 541-7777
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) and (e)
On March 3, 2011, Pinnacle Entertainment, Inc. (the “Company”) entered into a Separation Agreement and General Release with Stephen H. Capp (the “Separation Agreement”) in connection with Mr. Capp’s separation from the Company effective as of March 31, 2011 (the “Separation Date”). The Separation Agreement provides that Mr. Capp’s separation will be treated as a termination by the Company without cause other than in connection with a change of control for all purposes under his employment agreement with the Company, except with respect to a covenant not to compete and certain other provisions. Under the Separation Agreement, Mr. Capp shall be entitled to cash severance payments equal to $500,000, payable in semimonthly installments over twelve months. Mr. Capp shall be entitled to receive accrued salary through the date of separation and to receive health benefits coverage and disability insurance coverage for twelve months. In addition, Mr. Capp shall receive an annual bonus for the 2010 fiscal year of $730,000, payable no later than March 15, 2011. Mr. Capp has until June 29, 2012 to exercise his vested stock options as of the Separation Date and fifty percent of his vested restricted stock units as of the Separation Date, or 18,750 shares of the Company’s common stock, shall be issued to Mr. Capp within ninety (90) days of March 1, 2012. The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, which is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01.	Other Events.
On March 4, 2011, Pinnacle Entertainment, Inc. issued a press release announcing Mr. Capp’s separation from the Company. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
Exhibit 10.1	Separation Agreement and General Release, dated March 3, 2011, between Pinnacle Entertainment, Inc. and Stephen H. Capp
Exhibit 99.1	Press Release dated March 4, 2011, issued by Pinnacle Entertainment, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC. (Registrant)
Date: March 4, 2011	By:	/s/ John A. Godfrey
John A. Godfrey
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 10.1	Separation Agreement and General Release, dated March 3, 2011, between Pinnacle Entertainment, Inc. and Stephen H. Capp
Exhibit 99.1	Press Release dated March 4, 2011, issued by Pinnacle Entertainment, Inc.